FREEPORT-McMoRAN

# 1st Quarter 2015
# Earnings Conference Call

April 23, 2015

VALUE AT
OUR CORE

FCX
LISTED
NYSE

fcx.com

# Cautionary Statement Regarding Forward-Looking Statements

*This presentation contains forward-looking statements in which FCX discusses its potential future performance. Forward-looking statements are all statements other than statements of historical facts, such as projections or expectations relating to ore grades and milling rates, production and sales volumes, unit net cash costs, cash production costs per barrel of oil equivalent (BOE), operating cash flows, capital expenditures, exploration efforts and results, development and production activities and costs, liquidity, tax rates, the impact of copper, gold, molybdenum, cobalt, oil and natural gas price changes, the impact of derivative positions, the impact of deferred intercompany profits on earnings, reserve estimates, future dividend payments, debt reduction and share purchases. The words "anticipates," "may," "can," "plans," "believes," "potential," "estimates," "expects," "projects," "targets," "intends," "likely," "will," "should," "to be" and any similar expressions are intended to identify those assertions as forward-looking statements. The declaration of dividends is at the discretion of FCX's Board and will depend on FCX's financial results, cash requirements, future prospects, and other factors deemed relevant by the Board.*

*FCX cautions readers that forward-looking statements are not guarantees of future performance and its actual results may differ materially from those anticipated, projected or assumed in the forward-looking statements. Important factors that can cause FCX's actual results to differ materially from those anticipated in the forward-looking statements include commodity prices, mine sequencing, production rates, industry risks, regulatory changes, political risks, drilling results, the outcome of ongoing discussions with the Indonesian government regarding an amendment to PT Freeport Indonesia's (PT-FI's) Contract of Work, PT-FI's ability to obtain renewal of its export license after July 25, 2015, the potential effects of violence in Indonesia, the resolution of administrative disputes in the Democratic Republic of Congo, our ability to raise additional capital for our oil and gas business, weather- and climate-related risks, labor relations, environmental risks, litigation results, and other factors described in more detail under the heading "Risk Factors" in FCX's Annual Report on Form 10-K for the year ended December 31, 2014, filed with the United States (U.S.) Securities and Exchange Commission (SEC) as updated by FCX's subsequent filings with the SEC. Nothing herein shall be deemed to constitute an offer to sell securities.*

*Investors are cautioned that many of the assumptions on which FCX's forward-looking statements are based are likely to change after its forward-looking statements are made, including for example commodity prices, which FCX cannot control, and production volumes and costs, some aspects of which FCX may or may not be able to control. Further, FCX may make changes to its business plans that could or will affect its results. FCX cautions investors that it does not intend to update forward-looking statements more frequently than quarterly notwithstanding any changes in FCX's assumptions, changes in business plans, actual experience or other changes, and FCX undertakes no obligation to update any forward-looking statements.*

*This presentation also includes forward-looking statements regarding mineralized material not included in proven and probable mineral reserves. The mineralized material described in this presentation will not qualify as reserves until comprehensive engineering studies establish their economic feasibility. Accordingly, no assurance can be given that the estimated mineralized material not included in reserves will become proven and probable reserves.*

*The SEC requires companies with significant oil and gas producing activities to disclose, in their filings with the SEC, proved oil and gas reserves that have been demonstrated by actual production or conclusive formation tests to be economically and legally producible under existing economic and operating conditions. The SEC also permits the disclosure of probable and possible oil and gas reserves, as such terms are defined by the SEC. FCX uses certain phrases and terms in this presentation, such as "net unrisked resource potential," "net resource potential" and "gross unrisked resource potential," which the SEC's rules prohibit FCX from including in its filings with the SEC. "Net unrisked resource potential," "net resource potential" and "gross unrisked resource potential" do not take into account the certainty of resource recovery, which is contingent on exploration success, technical improvements in drilling access, commerciality and other factors, and is therefore not indicative of expected future resource recovery and should not be relied upon.*

*This presentation also contains certain financial measures such as unit net cash costs per pound of copper and per pound of molybdenum, oil and gas realized revenues, cash production costs, cash operating margin and Adjusted EBITDA, which are not recognized under generally accepted accounting principles in the U.S. As required by SEC Regulation G, reconciliations of these measures to amounts reported in FCX's consolidated financial statements are in the supplemental schedules of FCX's 1Q 2015 press release, which are available on FCX's website, "fcx.com."*

# "Value at Our Core"

## 2014 Annual Report Highlights


VALUE AT OUR CORE

- **Substantial Values in Long-Lived, Geographically Diverse Natural Resources**
  - **Premier Portfolio of Global Mining Assets**
  - **High-Quality, U.S.-Based Oil & Gas Assets with Attractive Growth Pipeline**
- **Growing Production and Cash Flow Profile**
- **Exposure to Markets with Favorable Fundamentals**
- **Financially Strong**
- **Environmentally Responsible**
- **Experienced Team**

# 1Q15 Highlights

## Mining

- Successful Ramp-up of Morenci Expansion
- Record Quarterly Tenke Sales Following Successful Phase 2 Expansion in 2013
- Cerro Verde Construction on Track to Become World's Largest Concentrator Facility
- Entering Phase of Higher Ore Grades at Grasberg
- Set Stage for Growth in Production/Declining Capital Expenditures

## Oil & Gas

- Positive Drilling Results at Holstein Deep, Power Nap and King – Significant Expansion of Resource Base
- Established New Production at Lucius, Dorado, Highlander – Producing 25,000 BOE/d at End of March
- Enhanced Inventory of Financially Attractive Development Projects
- Advancing Plans for External Funding, Including Consideration of a Sale of Public Equity for a Minority Interest in FM O&G

# Financial Highlights

| Sales Data | 1Q15 | 1Q14 |
|---|---|---|
| *Copper* | | |
| Consolidated Volumes (mm lbs) | 960 | 871 |
| Average Realization (per lb) | $2.72 | $3.14 |
| Site Production & Delivery Costs (per lb) | $1.93 | $1.89 |
| Unit Net Cash Costs (per lb) (1) | $1.64 | $1.54 |
| *Gold* | | |
| Consolidated Volumes (000's ozs) | 263 | 187 |
| Average Realization (per oz) | $1,186 | $1,300 |
| *Oil Equivalents* | | |
| Consolidated Volumes (MMBOE) | 12.5 | 16.1 |
| Realized Revenues (per BOE) (2) | $43.71 | $77.22 |
| Cash Production Costs (per BOE) | $20.26 | $18.51 |

| Financial Results *(in billions, except per share amounts)* | 1Q15 | 1Q14 |
|---|---|---|
| Revenues | $4.2 | $5.0 |
| Net (Loss) Income Attributable to Common Stock (3) | $(2.5) | $0.5 |
| Diluted Net (Loss) Income Per Share (3) | $(2.38) | $0.49 |
| Operating Cash Flows (4) | $0.7 | $1.2 |
| Capital Expenditures | $1.9 | $1.6 |
| Total Debt | $20.3 | $20.7 |
| Consolidated Cash | $0.5 | $1.3 |

*(1) Includes 3¢/lb in 1Q15 for export duties and increased royalty rates at PT-FI.*
*(2) Realized revenues per BOE exclude noncash mark-to-market adjustments on oil and gas derivative contracts.*
*(3) Includes net charges of $2.4 bn ($2.32/share) in 1Q15, primarily for the reduction of the carrying value of oil and gas properties and the related tax charge to establish a deferred tax valuation allowance. See slide 41 for additional details.*
*(4) Includes net working capital uses and changes in other tax payments of $86 mm for 1Q15 and $413 mm for 1Q14.*

# Copper Market Commentary

- **Market Expectations for Surpluses Have Not Materialized**
- **China – Slowing Growth Rate on Larger Base; Economic Stimulus**
- **U.S. Growing at Moderate Rate**
- **Economic Stimulus in Europe and Japan**
- **Continuing Supply Side Challenges**
- **Near-term Price Uncertainty with Bullish Long-term Fundamentals**
  - **FCX in Strong Position to Benefit**

# 1Q 2015 Mining Operating Summary

## 1Q15 Unit Production Costs

| Cash Unit Costs (per pound of copper) | North America | South America | Indonesia | Africa | Consolidated |
|---|---|---|---|---|---|
| Site Production & Delivery | $1.81 | $1.75 | $2.84 | $1.57 | $1.93 |
| By-Product Credits | (0.18) | (0.08) | (2.09) | (0.37) | (0.49) |
| Treatment Charges | 0.13 | 0.17 | 0.29 | - | 0.14 |
| Royalties & Export Duties | - | 0.00 | 0.30 | 0.06 | 0.06 |
| **Unit Net Cash Costs** | $1.76 | $1.84 | $1.34(1) | $1.26 | $1.64(1) |

## Sales From Mines for 1Q15 & 1Q14 by Region


North America
472
371
23(2)
27(2)
Cu
mm lbs
Mo
mm lbs
1Q15 1Q14 1Q15 1Q14
South America(3)
200
307
1Q15 1Q14
Indonesia (4)
155
109
260
162
Au
000 ozs
1Q15 1Q14 1Q15 1Q14
Africa(5)
133
84
1Q15 1Q14

(1) Indonesia and consolidated 1Q 2015 unit costs include 21¢/lb and 3¢/lb, respectively, for export duties and increased royalty rates at PT-FI.
(2) Includes 2 mm lbs in 1Q15 and 3 mm lb in 1Q14 from South America.
(3) 1Q 2014 included sales of 94 mm lbs of copper from Candelaria/Ojos, which was sold in November 2014. Silver sales totaled 386k ozs in 1Q15 and 796k ozs in 1Q14.
(4) Silver sales totaled 435k ozs in 1Q15 and 333k ozs in 1Q14.
(5) Cobalt sales totaled 8 mm lbs in 1Q15 and 1Q14.
NOTE: For a reconciliation of unit net cash costs per pound to production and delivery costs applicable to sales reported in FCX's consolidated financial statements, refer to "Product Revenues and Production Costs" in FCX's 1Q15 press release, which is available on FCX's website.

# Positioned for Margin & Free Cash Flow Growth

## Growing Copper Sales Profile


(millions of lbs)
1,500
1,250
1,000
750
500
250
0
960
960
1,060
1,230
1,370
1Q15
2Q15e
3Q15e
4Q15e
2016e Qtr. Avg.

## Declining Unit Net Cash Cost Profile


($ per lb)
$2.00
$1.50
$1.00
$0.50
$0.00
$1.64
$1.62
$1.45
~$1.20
1Q15
2Q15e
2H15e
2016e

## Declining Mining CAPEX Profile


($ in bns)
$5
$4
$3
$2
$1
$0
$3.7
$2.7
Major Projects
Sustaining
2015e
2016e

e = estimate. See Cautionary Statement.

# Cerro Verde Mill Expansion

- **Detailed engineering & major procurement activities complete**
- **To become world's largest concentrating facility**
- **Construction advancing on schedule & approximately 70% complete**
- **Completion expected in late 2015**
- **Expected to add 600 mm lbs of Cu per annum**
- **$4.6 billion project; $3.5 billion incurred to-date***


Primary Crushers


Concentrator Site Works
Tailing Thickener
Flotation
Grinding


Flotation


Flotation
HPGR & Secondary Crushing Plant


Waste Water Treatment Plant

* as of 3/31/2015

FREEPORT-McMoRAN

# Indonesia

VALUE AT OUR CORE

- **Engaged in Active Discussions with Government to Amend COW**
  - Positive Long-term Partnership
  - Economic Engine for Development of Papua
  - Operations Provide Significant Benefits to Indonesian Economy
  - All Rights Under COW to Continue Until Agreed Amendment
  - Negotiations to Take Into Consideration PT-FI's Requirement for Assurance of Legal and Fiscal Terms to Support Major Investments
- **MOU Extended to July 2015**
- **Advancing Plans for New Smelter in Parallel with COW Amendment**

***Financial Benefits Breakdown***



GOI
60%
FCX
40%

***(2007-2014)***

***~$18 Billion***

# Grasberg BC & DMLZ Underground Mine Development

- Completed development of access to underground ore bodies
- Expect DMLZ start-up in late 2015 & Grasberg BC in 2018
- Key development activities include work on ore flow systems & Grasberg BC shaft
- Development capital* of $3.1 bn spent to date ($2.5 bn net to PT-FI)
- PT-FI's share of UG development expected to average $0.6* bn/year over next five years



*Hoist Installation*
*Grasberg BC Service Shaft*


Deep MLZ
Average Grade**
0.9% Cu
& 0.7 g/t Au
Grasberg BC
Average Grade**
1% Cu
& 0.8 g/t Au
2014
2015
2016
2017
2018
2019
2020
2021
2022
2023
LEGEND
Initial Development
First Production Ore
Ramp-up
Full Rates

* *Initial development capital spend through achievement of full rates; capital does not include costs for processing and power facilities included in development plans to optimize the handling of underground ore types*

** *Ore grades in first 10 years expected to be higher than life-of-mine average; PT-FI's share of production expected to average 1.2 billion lbs Cu & 1.4 million ozs Au per annum between 2018-2021*

# Brownfield Development Studies

## El Abra

- Large sulfide resource >0.4% Cu supports 260 mt/d mill
- Potential incremental production ~750 mm lbs Cu year
- Advancing studies & options for water, tailings, power

## Bagdad

- Large sulfide resource ~0.3% Cu
- Resource supports potential to more than double mill capacity*
- Potential incremental production ~150+ mm lbs Cu/year

## Tenke Fungurume

- Massive high grade mixed ore & sulfide resource
- Advancing metallurgical studies
- Modular mills/roasting capacity could be scaled over time

## Safford/Lone Star

- Lone Star oxides (~0.45% Cu) to extend life of Safford
- Leverage existing infrastructure to support 240 mm lbs Cu/year
- Oxide project would advance opportunity for future development of major sulfide resource

*Others include: Morenci mega-mill and other US sulfide developments*

** current mill capacity at Bagdad is 80K st/d*

# Oil Market Commentary


Brent and HLS Pricing per Bbl
$150
$125
$100
$75
$50
$25
$0
Jan-03
Jan-05
Jan-07
Jan-09
Jan-11
Jan-13
Jan-15

**FM O&G 1Q 2015 Sales Volumes**
Oil – 8.4 MMBbls
Natural Gas – 21.8 Bcf
NGLs – 0.5 MMBbls
Oil Equivalents – 12.5 MMBOE

| ($/bbl) | 2014 | 1Q15 | Apr15* | 2016 Strip | 2018 Strip |
|---|---|---|---|---|---|
| WTI Average | $93 | $49 | $53 | $63 | $65 |
| Brent Average | $99 | $55 | $59 | $69 | $72 |
| HLS Average | $96 | $52 | $59 | | |
| FM O&G Oil Differential to Brent | 93% | 81% | | | |

Source: Bloomberg
* Average through April 17, 2015

FREEPORT-MCMORAN

# FM O&G Growth Momentum

VALUE AT OUR CORE

## 2013

- Integrated Deepwater GOM Assets - Marlin, Horn Mountain, Holstein - Following Acquisition Late 2012
- Performed Xylene Stimulation Treatments to Holstein Wells, Increased Production Rates Not Seen Since June 2011
- Increased Total Oil & Gas Division Production Volumes to 174 MBOE/D in 2013 from 106 MBOE/D in 2012
- Maintained Active Drill Program In California, Over 160 Wells Drilled With a 100% Success Rate

## 2014

- Implemented Asset Rotation Strategy via Acquisition & Divestment Transactions:
  - Sold Eagle Ford Shale
  - Acquired Additional Deepwater GOM Interests Tax Efficiently
  - Increased Working Interest in Lucius Oil Development
  - Added High Quality Oil Development Projects: Heidelberg & Vito
- Continued Holstein Development: Two Successful Sidetrack Wells and a Significant Discovery at Holstein Deep
- Added 20 Lease Blocks Near Existing Deepwater GOM Acreage
- Completed Acquisition of 425 Square Miles of Proprietary 4D Seismic Near Existing Deepwater GOM Acreage
- Announced Major Discovery at Highlander in the Inboard Lower Tertiary/Cretaceous Trend
- Maintained Active Drill Program in California, Over 180 Wells Drilled With a 100% Success Rate

## 2015

- First Production at Lucius Development
- Drilled Second Successful Subsea Tieback at Holstein Deep; Drilling Results, Logs, and Seismic Support Three-Phased Development
- Sidetracked the Power Nap Exploration Well in the Vito Area, Extended the Known Reservoir Downdip
- Sidetracked 100 Percent-Owned King Development Well, Encountered the Optimum Oil Take Point in the M66 Reservoir, First Production is Expected 4Q15
- Established Production on the First Planned Subsea Tieback Well From the 100 Percent-Owned Dorado Development
- Heidelberg Development On-Going, First Production On-Track for 2016
- Ram Powell Development Continues With Second Successful Well Currently Being Completed
- Achieved First Production at Highlander in the Inboard Lower Tertiary/Cretaceous Trend

# 145 Potential Projects in Inventory With IRR's Greater Than 20% at Strip Pricing in Deepwater GOM

| Exploitation/Tieback Projects | Facility | Number of Potential Projects | Weighted-Average Pre-Tax IRR |
|---|---|---|---|
| Keathley Canyon Area | Lucius | 15 | 110% |
| Green Canyon Area | Holstein | 43 | 50% |
| | Heidelberg (Under Construction) | 6 | |
| Mississippi Canyon Area | Horn Mountain | 36 | 25% |
| | Marlin | 7 | |
| Vito Area | Vito (Development Studies Underway) | 38 | 20% |

*NOTE: Average Brent Forward Prices as of 3/31/15 ($/bbl):*
*2015: $58; 2016: $64; 2017: $68; 2018: $70; 2019: $72; 2020: $74; 2021: $76; 2022: $77*

# 1Q 2015 FM O&G Highlights

## Production from Three Projects which Commenced in 1Q15 Totaled ~25 MBOE per day at End of March

- Continued Steady Production Performance from California
- Advanced DW GOM Oil Growth Strategy
  - Established Production at Lucius & Dorado
  - Positive Drilling Results:
    - Holstein Deep
    - King
    - Power Nap
  - Advanced Development at Heidelberg


Lucius Spar

- Inboard Lower Tertiary
  - Highlander – Significant Flow Test; Commenced Production
  - Farthest Gate West – Completion Under Way
- $100 Million Net Oil Hedging Realizations
  - Put Contracts on ~86% of Remaining 2015 Oil Production Provide ~$13/bbl Market Premium

# Deepwater GOM Progress Report

## Green Canyon Area

**Holstein Deep**

- 2nd Subsea Delineation Well Logged 482′ of Net Oil Pay
- Established Sand Continuity Across Reservoir
- ~280 MMBOE Gross Resource Potential (was ~75 MMBOE Initial Discovery)
- Drilling of 3rd Subsea Delineation Well In-Progress

**Heidelberg**

- Main Topsides Module Over 85% Complete
- Advanced Development Drilling
- 1st Production Expected in 2016

## Mississippi Canyon Area

**Dorado**

- Completed Development Well; Tested at Rate of 8,130 BOE/d
- 1st Production Achieved in March as Subsea Tieback to Marlin

**King**

- Development Well Drilled to Optimum Oil Take-Point
- Completion Operations Under Way
- 1st of Several Subsea Tiebacks to Marlin Facility

**KOQV**

- Drilling Expected to Commence in Mid-2015
- Subsea Tiebacks to Horn Mountain Facility

## Vito Area

**Power Nap**

- Discovery Encountered Multiple Sub-Salt Miocene Sands
- Sidetrack Well Successfully Extended Known Oil Reservoir Downdip
- 2nd Sidetrack Well Acquiring Core Data

**Deep Sleep**

- Key Exploitation Offset to Vito/Power Nap
- Operator Preparing to Drill

**Vito**

- Development Options are Under Consideration

# Deepwater Gulf of Mexico Focus Areas


Net Unrisked
Resource Potential
4.7 Billion BOE
Louisiana
Dorado
Marlin
King
Ram Powell
Horn
Mountain
Mississippi
Canyon
KOQV
Vito
Power Nap
Deep Sleep
Green Canyon
Holstein Deep
Holstein
Atwater Valley
East Breaks
Garden Banks
Diana
Hoover
Heidelberg
Alaminos Canyon
Keathley Canyon
Lucius
Facilities
Development
Exploitation
Discovery
FM O&G Leases

# Holstein Facility
# Holstein Deep Development

## M18 Sand Structure



556
557
Phase 2 Development Wells (M13) (M18)
SS#2 Development Well (M18)
Discovery Well
SALT
601
Phase 2 Development Well (M13)
(M18)
644
(M13)
Phase 3 Development Wells
SS#3 Development Well (M18)
(M18)
SS#1 Development Well (M18)
Holstein Spar
688
689
Phase 1
Phase 2
Phase 3

**FM O&G Operated With 100% WI**

## Drilling Results To-Date Support Increased Gross Resource Potential

(MMBOE)



~75
~ 280
Initial Discovery
Current

- Production from Current 3 Well Subsea Tieback Program Expected to Reach Approximately 15 MBOE/d in 2016
- Drilling Results Support Potential for Expanded Drilling Program
- 10 Well Program Could Achieve Production of up to 75 MMBOE/d by 2020

# Project Production Profile

## Holstein Deep Production Profile (Net Boe/d) – By Phase


Boe/d
80,000
60,000
40,000
20,000
0
2015
2016
2017
2018
2019
2020
2021
2022
2023
2024
2025
Holstein Deep Phase 3
Holstein Deep Phase 2
Holstein Deep Phase 1

# Vito Area-Power Nap Discovery Regional Miocene



Vito North
9 MMBOE*
Power Nap Discovery
100 MMBOE*
Vito Development
100 MMBOE*
Deep Sleep
185 MMBOE*
Ravioli
40 MMBOE*
Spitfire
384 MMBOE*
Sun
240 MMBOE*
2Q15 Spud
Potential Vito Development Tieback Prospects
* Net unrisked resource potential



Vito – MC 940
Discovery Well

# Dynamic Production Growth


(MBOE/D)
700
600
500
400
300
200
100
0
2015E
2016E
2017E
2018E
2019E
2020E
2021E
2022E
2023E
2024E
2025E
Vito Area
Keathley Canyon Area
Green Canyon Area
Deepwater GOM
Mississippi Canyon Area
California
Haynesville
Madden
Cretaceous
Gas Assets

**Estimated 5-Year Reserve Replacement:**
**137%**

**Estimated Finding & Development Cost:**
**5-Year ~$26/BOE**
**10-Year ~$21/BOE**

# O&G Funding Considerations

- **Significant Inventory of Development Projects – 4.7 Billion BOE of Net Unrisked Resource Potential**
- **Activities Over Last 2 Years have De-risked Tieback Strategy**
- **Following Sharp Oil Price Decline, Near-term Production Growth Limited Without Additional Funding**
- **"Brownfield" Project Economics Remain Attractive in Current Oil Environment**
- **Funding Considerations:**
  - Potential Sale of Public Equity for a Minority Interest in FM O&G
  - JVs/Carried Interest or Other Monetizations
  - Divestitures

## *Current Plan Without Additional Funding* (1)


143
151
173
2015e
2016e
2017e
Production (MBOE/day)


$1.2
$1.4
$2.1
2015e
2016e
2017e
EBITDA ($ in billions)*

(1) Current plan assumes CAPEX of $2.8 bn in 2015e, $2.9 bn in 2016e and $2.9 bn in 2017e

## *Growth Plan Assuming Additional Funding* (2)


143
178
217
2015e
2016e
2017e
Production (MBOE/day)


$1.2
$1.9
$3.1
2015e
2016e
2017e
EBITDA ($ in billions)*

(2) Growth plan assumes CAPEX of $2.8 bn in 2015e, $3.8 bn in 2016e and $3.5 bn in 2017e

* EBITDA based on Brent crude assumption of $65/bbl for remainder of 2015, $68/bbl in 2016 and $75/bbl in 2017.

# IPO Alternative for Freeport-McMoRan Oil & Gas

- Provides Alternative Form of Equity Capital to Fund O&G Business
- Highlights Standalone Value of O&G Business
- Achieve Corporate Objective of Funding O&G Business with O&G Cash Flows, JVs, Asset Sales or External Financing
- FCX Maintains Control and Majority Ownership of Business
- Several Historical Case Studies Including:
  - FCX IPO in 1988
  - Vastar IPO from ARCO in 1994
- Possible Timing for FM O&G Offering: Late 2015 if Market Conditions are Favorable
- Other Alternatives will Continue to be Assessed in the Interim

# 2015e Outlook

## Sales Outlook

- Copper: 4.2 Billion lbs.
- Gold: 1.3 Million ozs.
- Molybdenum: 95 Million lbs.
- Oil Equivalents(1): 52.3 MMBOE (~67% Oil)

## Unit Cost

- $1.53/lb(2) of Copper
- $19/BOE

## Operating Cash Flows (3)

- ~$4.4 Billion (@$2.75/lb Copper for Remainder of 2015)
- Each 10¢/lb Change in Copper for Remainder of 2015 = $250 Million

## Capital Expenditures

- $6.5 Billion
  - $3.7 Billion for Mining
  - $2.8 Billion for Oil & Gas

(1) Includes 35.2 MMBbls of crude oil, 89.6 Bcf of natural gas and 2.1 MMBbls of NGLs.
(2) Assumes average prices of $1,200/oz gold and $8/lb molybdenum for remainder of 2015; 2Q 2015e net cash costs expected to approximate $1.62/lb.
(3) Assumes average prices of $1,200/oz gold, $8/lb molybdenum and $65/bbl for Brent crude oil for remainder of 2015; each $100/oz change in gold would have an approximate $60 mm impact, each $2/lb change in molybdenum would have an approximate $95 mm impact, and each $5/bbl change in oil would have an approximate $80 mm impact. At Brent crude oil prices approximating $65/bbl, FCX would receive a benefit of $20/bbl on remaining 2015e volumes of 23.1 MMBbls before taking into account premiums of $6.89/bbl.

e = estimate. See Cautionary Statement.

# Sales Profile

## Copper Sales (billion lbs)


6
4
2
0
3.9
4.2
5.4
5.0
2014
2015e
2016e
2017e

Note: Consolidated copper sales include 715 mm lbs in 2014, 720 mm lbs in 2015e 1,080 mm lbs in 2016e, and 1,030 mm lbs in 2017e for noncontrolling interest; excludes purchased copper.

## Gold Sales (million ozs)


3
2
1
0
1.25
1.3
1.9
2.4
2014
2015e
2016e
2017e

Note: Consolidated gold sales include 123k ozs in 2014, 120k ozs in 2015e, 175k ozs in 2016e and 220k ozs in 2017e for noncontrolling interest.

## Molybdenum Sales (million lbs)


120
80
40
0
95
95
105
105
2014
2015e
2016e
2017e

## Oil & Gas Sales (MMBOE)


75
50
25
0
56.8
52.3
55
63
2014
2015e
2016e
2017e

e = estimate. See Cautionary Statement.

# 2015e Quarterly Sales

## Copper Sales (million lbs)


1,250
1,000
750
500
250
0
960
960
1,060
1,230
1Q15
2Q15e
3Q15e
4Q15e

Note: Consolidated copper sales include approximately 168 mm lbs in 1Q15, 160 mm lbs in 2Q15e, 170 mm lbs in 3Q15e and 222 mm lbs in 4Q15e for noncontrolling interest; excludes purchased copper.

## Gold Sales (thousand ozs)


400
300
200
100
0
263
300
375
365
1Q15
2Q15e
3Q15e
4Q15e

Note: Consolidated gold sales include approximately 24k ozs in 1Q15, 26k ozs in 2Q15e, 35k ozs in 3Q15e and 35k ozs in 4Q15e for noncontrolling interest.

## Molybdenum Sales (million lbs)


30
20
10
0
23
25
24
23
1Q15
2Q15e
3Q15e
4Q15e

## Oil & Gas Sales (MMBOE)


20
15
10
5
0
12.5
12.9
13.7
13.2
1Q15
2Q15e
3Q15e
4Q15e

e = estimate. See Cautionary Statement.

# 2015e Operating Estimates

## 2015e Unit Production Costs

| (per pound of copper) | North America | South America | Indonesia | Africa | Consolidated |
|---|---|---|---|---|---|
| **Cash Unit Costs** (1) | | | | | |
| Site Production & Delivery (2) | $1.74 | $1.58 | $2.28 | $1.67 | $1.81 |
| By-product Credits | (0.15) | (0.07) | (1.78) | (0.47) | (0.51) |
| Treatment Charges | 0.12 | 0.20 | 0.29 | - | 0.16 |
| Royalties & Export Duties | - | 0.01 | 0.30 | 0.06 | 0.07 |
| Unit Net Cash Costs | $1.71 | $1.72 | $1.09(3) | $1.26 | $1.53(3) |

## 2015e Sales by Region


North America
1,935
Cu
mm lbs
95(4)
Mo
mm lbs
South America
935
Indonesia
885
1.3
Au
mm ozs
Africa
455
34
Co
mm lbs

(1) Estimates assume average prices of $2.75/lb for copper, $1,200/oz for gold, $8/lb for molybdenum and $13/lb for cobalt for the remainder of 2015. Quarterly unit costs will vary significantly with quarterly metal sales volumes. Unit consolidated net cash costs for 2015 would change by ~$0.015/lb for each $50/oz change in gold and $0.015/lb for each $2/lb change in molybdenum.

(2) Production costs include profit sharing in South America and severance taxes in North America.

(3) Indonesia and consolidated 2015e unit costs include 14¢/lb and 6¢/lb, respectively, for export duties and increased royalty rates at PT-FI.

(4) Includes molybdenum produced in South America.

Note: e = estimate. See Cautionary Statement.

# EBITDA and Cash Flow at Various Copper Prices

## Average EBITDA
*($1,200 Gold, $8 Molybdenum & $70 Oil)*



$15
$10
$5
$0
(US$ billions)
2016e/2017e
Average
Cu $2.50/lb
Cu $3.00/lb
Cu $3.50/lb

## Average Operating Cash Flow (excluding Working Capital changes)
*($1,200 Gold, $8 Molybdenum & $70 Oil)*



$12
$8
$4
$0
(US$ billions)
2016e/2017e
Average
Cu $2.50/lb
Cu $3.00/lb
Cu $3.50/lb

*Note: For 2016e/2017e average, each $50/oz change in gold approximates $100 million to EBITDA and $60 million to operating cash flow; each $1.00/lb change in molybdenum approximates $100 million to EBITDA and $80 million to operating cash flow; each $5.00/bbl change in oil approximates $170 million to EBITDA and $140 million to operating cash flow. EBITDA equals operating income plus depreciation, depletion and amortization.*

*e = estimate. See Cautionary Statement.*

# Sensitivities (US$ millions)

| | 2016e/2017e | |
|---|---|---|
| Change | EBITDA | Operating Cash Flow |
| Copper: +/- $0.10/lb | $500 | $350 |
| Molybdenum: +/- $1.00/lb | $100 | $80 |
| Gold: +/- $50/ounce | $100 | $60 |
| Oil Sales: +/- $5/bbl(1) | $215 | $170 |
| Oil Sales Net of Diesel Costs:(1,2) +/- $5/bbl | $170 | $140 |
| Natural Gas: +/- $0.50/Mcf | $32 | $26 |
| Currencies:(3) +/- 10% | $140 | $100 |

*(1) Oil sales sensitivity calculated using base Brent price assumption of $70/bbl in 2016 and 2017.*
*(2) Amounts are net of mining cost impacts of a $5/bbl change in oil prices.*
*(3) U.S. Dollar Exchange Rates: 625 Chilean peso, 12,500 Indonesian rupiah, $0.80 Australian dollar, $1.06 Euro, 3.10 Peruvian Nuevo Sol base case assumption. Each +10% equals a 10% strengthening of the U.S. dollar; a strengthening of the U.S. dollar against forecasted expenditures in these foreign currencies equates to a cost benefit of noted amounts.*

*NOTE: Based on 2016e/2017e averages. Operating cash flow amounts exclude working capital changes. For 2015 sensitivities see footnote 3 on slide 25.*
*e = estimate. See Cautionary Statement.*

# Capital Expenditures (1)



(US$ billions)
$8
$6
$4
$2
$0
$7.2
Oil & Gas
3.2
Major Projects
2.9
Other Mining
1.1
TOTAL MINING
4.0
$6.5
2.8
2.5(2)
1.2
3.7
$5.6
2.9
1.5
1.2
2.7
$5.1
2.9
1.2
1.0
2.2
2014
2015e
2016e
2017e

(1) Capital expenditure estimates include projects in progress. Project spending will continue to be reviewed and revised subject to market conditions.
(2) Primarily includes Cerro Verde expansion and Grasberg underground development.
Note: Includes capitalized interest.
e= estimate. See Cautionary Statement.

# Committed to Balance Sheet Management

## Strong Track Record

- **Large Resource Base with Strong Cash Flows and Capital Discipline**
- **Have Taken Steps to Reduce Cost & CAPEX, Complete Asset Sales and Reduce Common Stock Dividend**
- **Increasing Volumes & Declining CAPEX Profile Will Enhance Credit Metrics**
- **Advancing Plans for External Funding, Including Consideration of a Sale of Public Equity for a Minority Interest in FM O&G**
- **Available Liquidity Under FCX Revolver and Cerro Verde Facility of Approximately $4 Bn as of March 31, 2015**

### 3/31/2015 Balances

*($ in bns)*


$20.3
$19.8
Total Debt
Net Debt

| | Total Debt | Net Debt |
|---|---|---|
| *Debt/EBITDA** *(LTM PF)* | *3.0x** | *2.9x** |

***Average Interest Cost: 3.7%***

** Pro forma for the sale of Eagle Ford and Candelaria/Ojos assets*
*Note: 3/31/15 balances include $219 mm in fair value adjustments*

# Key Priorities

- **Strong Balance Sheet**
- **Manage Operations and CAPEX to Maximize Cash Flow in Weak Market Environment**
- **Obtain O&G Funding to Accelerate Growth**
- **Complete Near-term Mining Projects**
- **Generate Values from Large Resource Base**

***Strong Track Record for Execution in Challenging Market Environments***

# Freeport-McMoRan History

VALUE AT OUR CORE

**1981**
Freeport Minerals merged with McMoRan Oil & Gas
One of most active drillers in GOM

**1988**
Discovery of Grasberg & MP 299 Oil/Sulphur
IPO of 20% Interest in FCX
- Raised $80mm
- $1.09/share Split Adjusted

**1990s**
Developed Grasberg
Sold Non-core Assets

**1995**
FCX Spun Off from Parent
~$6 Bn in Equity Value

**2007**
Acquired Phelps Dodge
Created Largest Publicly Traded Copper Producer
Subsequently Added 46 Bn lbs of Copper (doubled PD reserves)

**2013**
Acquired PXP & MMR
Established GOM leader with infrastructure and substantial resource position


Copper Price History (¢/lb)
500
400
300
200
100
0
Jan-81
Jan-83
Jan-85
Jan-87
Jan-89
Jan-91
Jan-93
Jan-95
Jan-97
Jan-99
Jan-01
Jan-03
Jan-05
Jan-07
Jan-09
Jan-11
Jan-13
Jan-15


Oil Price History ($/bbl)
$160
$120
$80
$40
$0
Jan-81
Jan-83
Jan-85
Jan-87
Jan-89
Jan-91
Jan-93
Jan-95
Jan-97
Jan-99
Jan-01
Jan-03
Jan-05
Jan-07
Jan-09
Jan-11
Jan-13
Jan-15

**Long-term Senior Management Stability in Volatile Industry**

# Reference Slides

FREEPORT-MCMORAN

# PT-FI Mine Plan

## PT-FI's Share of Metal Sales, 2015e-2022e

VALUE AT OUR CORE

**2015e – 2019e PT-FI Share**
**Total: 5.65 billion lbs copper**
**Annual Average: 1.13 billion lbs**

**2015e – 2019e PT-FI Share**
**Total: 7.7 million ozs gold**
**Annual Average: 1.54 million ozs**



Copper, billion lbs
Gold, million ozs
0.9
1.3
1.45
1.9
1.3
2.4
1.0
1.0
1.0
1.1
1.1
1.5
2015e
2016e
2017e
2018e
2019e
2019e-2022e Annual Average

*Note: Timing of annual sales will depend upon mine sequencing, shipping schedules and other factors.*
*e = estimate. Amounts are projections; see Cautionary Statement.*

# PT Freeport Indonesia
## Grasberg Minerals District

### Life-of-Mine Production Sequencing*



Grasberg Open Pit
(includes stockpiled ore)
179mm mt
0.96% Cu & 1.06 g/t Au
DOZ
146mm mt
0.54% Cu & 0.69 g/t Au
Big Gossan
54mm mt
2.26% Cu & 0.99 g/t Au
Deep MLZ
472mm mt
0.87% Cu & 0.71 g/t Au
Grasberg UG
1,012mm mt
1.00% Cu & 0.77 g/t Au
Kucing Liar
406mm mt
1.25% Cu & 1.07 g/t Au
COW Term, including extensions
2015 2017 2019 2021 2023 2025 2027 2029 2031 2033 2035 2037 2039 2041



Grasberg open pit
Grasberg Block Cave
Kucing Liar
Amole 2,900 m elev
DOZ
Kucing Liar Spur
Big Gossan
MLA
Grasberg BC Spur
DMLZ
Big Gossan Spur
DMLZ Spur
N
Portals (at Ridge Camp)
Common Infrastructure 2,500 m elev

* *aggregate reserves (tonnes and grades) at 12/31/2014*

# Quarterly Oil & Gas Operating Summary

## 1Q 2015 Oil & Gas Margins by Region

| Operating Margin | California | Haynesville/ Madden/ Other | GOM | Consolidated |
|---|---|---|---|---|
| Realized Revenue per BOE | $38.74 | $17.18 | $40.65 | $43.71 |
| Cash Production Costs per BOE | 31.70 | 11.29 | 17.39 | 20.26 |
| Cash Operating Margin per BOE | $7.04 | $5.89 | $23.26 | $23.45 |

## 1Q 2015 Oil & Gas Sales by Region

**California**


39
Oil
MBOE/D

*Includes ~ 6 MMcf/d of natural gas*

**Haynesville/ Madden/Other**


157
Gas
MMCFE/D

*Includes ~ 3 MMcfe/d of Liquids*

**GOM**


60
Oil
MBOE/D
82
Gas
MMCF/D

*Includes ~ 5 MBbls/d of NGLs and ~ 12 MBOE/d for Shelf & ILT*

*NOTE: Cash operating margin reflects realized revenues less cash production costs. Realized revenues exclude noncash mark-to-market adjustments on derivative contracts. In addition, derivative contacts for FCX's oil and gas operations are managed on a consolidated basis; accordingly realized revenues per BOE for the regions do not reflect adjustments for these amounts. For a reconciliation of realized revenues and cash production costs per BOE to applicable amounts reported in FCX's consolidated financial statements, refer to "Product Revenues and Production Costs" in FCX's 1Q15 press release, which is available on FCX's website.*

# 2015e Oil & Gas Operating Estimates


California
Operating Cost: $32/bbl
Madden &
Haynesville
Operating Cost: $2.10/Mcfe
Pricing: NYMEX
Gulf of Mexico
Operating Cost: $15/bbl
Pricing: HLS/NYMEX

## 2015e Oil & Gas Sales by Region


California
38
Oil
MBOE/D
Includes ~6 MMcf/d of natural gas
Haynesville/
Madden/Other
133
Gas
MMCFE/D
Includes ~2 MMcfe/d of Liquids
GOM
65
Oil
MBOE/D
109
Gas
MMCF/D
Includes ~5 MBbls/d of NGLs
and GOM Shelf/ILT production

NOTE: Operating costs exclude DD&A and G&A. DD&A (including accretion) is expected to approximate $33/BOE for the remainder of 2015. Oil realizations are expected to average 82% of Brent for 2015e before hedging. e = estimate. See Cautionary Statement.

# FCX Debt Maturities as of 3/31/15

(US$ billions)

| Total Debt & Cash at 3/31/15 (US$ billions) | |
|---|---|
| FCX Revolver & Term Loan | $ 4.0 |
| FCX & FMC Sr. Notes | 12.2 |
| FM O&G Senior Notes | 2.6 |
| Other | 1.5 |
| Total Debt | $20.3 |
| Consolidated Cash | $ 0.5 |


$10
$8
$6
$4
$2
$0
$0
$0.2
$1.5
$2.7
$2.7
$2.9
$0.9
$2.5
$6.9
Term Loan
Uncommitted & SMCV Credit Lines
Revolver & Term Loan
Term Loan
FM O&G 6.875% Sr. Notes
FCX 3.875%, 4.55%, 5.40%, & 5.45% Sr. Notes and FMC Sr. Notes
2015*
2016
Term Loan
2017
FCX 2.15% & 2.30% Sr. Notes; Term Loan
2018
FCX 2.375% Sr. Notes; SMCV Credit Line
2019*
FM O&G 6.125% Sr. Notes
2020
FCX 3.1% Sr. Notes; FM O&G 6.5% Sr. Notes
2021
FCX 4% Sr. Notes; FM O&G 6.625% Sr. Notes
2022
FCX 3.55% Sr. Notes; FM O&G 6.75% Sr. Notes
Thereafter

* For purposes of this schedule, maturities of uncommitted lines of credit and other short term lines are included in FCX's revolver balance which matures in 2019.

FREEPORT-McMoRAN

# Adjusted EBITDA Reconciliation

VALUE AT OUR CORE

| *(in millions)* | Q1 2015 | 12-Month Trailing |
|---|---|---|
| Net loss attributable to common stock | $(2,474) | $(4,292) |
| Interest expense, net | 146 | 615 |
| Income tax benefit | (695) | (728) |
| Depreciation, depletion and amortization | 939 | 3,836 |
| Impairment of oil and gas properties and goodwill | 3,104 | 8,558 |
| Net noncash MTM losses (gains) on oil and gas derivative contracts | 48 | (564) |
| Gain on sales of assets | (39) | (756) |
| Other special items [(2)] | 26 | 139 |
| Gain on early extinguishment of debt | - | (73) |
| Other income, net | (7) | (10) |
| Preferred dividends attributable to redeemable noncontrolling interest | 10 | 40 |
| Net income attributable to noncontrolling interests | 58 | 475 |
| Equity in affiliated companies' net earnings | (1) | (4) |
| **Adjusted EBITDA [(1)]** | **$1,115** | **$7,236** |

*(1) Adjusted EBITDA is a non-GAAP financial measure that is frequently used by securities analysts, investors, lenders and others to evaluate companies' performance, including, among other things, profitability before the effect of financing and similar decisions. Because securities analysts, investors, lenders and others use Adjusted EBITDA, management believes that our presentation of Adjusted EBITDA affords them greater transparency in assessing our financial performance. Adjusted EBITDA should not be considered as a substitute for measures of financial performance prepared in accordance with GAAP. Adjusted EBITDA may not necessarily be comparable to similarly titled measures reported by other companies, as different companies calculate them differently.*

*(2) Other special items include charges primarily associated with idle/terminated rig costs and inventory write offs at our oil and gas operations ($17 million for Q1 2015 and $54 million for the 12-months ended March 31, 2015) and net adjustments to environmental obligations and litigation reserves ($9 million in Q1 2015 and $85 million for the 12-months ended March 31, 2015).*